                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


Collection Period                                                                                                        2
Collection Period # Beginning Date                                                                             Apr-01-2003
Collection Period # End Date                                                                                   Apr-30-2003
Payment Date                                                                                                   May-15-2003

I.  Available Amount in the Collection Account
A.  Credits
                1.  Payments from Obligors Applied to Collection Period
                                                     a.  Total Principal Payments                           $19,895,339.41
                                                     b.  Interest Payments                                   $3,340,568.45
                                                     c.  Total (a+b)                                        $23,235,907.86
                2.  Repurchase Amount From Repurchased Receivables
                                                     a.  Principal Payments                                     $44,202.83
                                                     b.  Interest Payments                                           $0.00
                                                     c.  Total (a+b)                                            $44,202.83
                3.  Recovery of Defaulted Receivable
                                                     a1. Gross Loan Default Balance                             $28,639.46
                                                     a2. Cram-down Loss                                            $456.79
                                                     a. Total Loan Default Balance                              $29,096.25
                                                     b. Gross Loan Interest Default Amount                         $350.86
                                                     c. Net Liquidation Proceeds                                $12,933.50
                                                     d. Other Net Recovery Amount                                $7,495.57
                                                     e. Liquidation Proceeds Allocated to Principal             $12,933.50
                                                     f. Net Loan Default Balance                                $16,162.75
                                                     g. Other Net Recovery Allocated to Principal                $7,326.77
                                                     h. Total Principal Recovery Amount                         $20,260.27
                                                     i. Net Liquidation Proceeds Allocated to Interest               $0.00
                                                     j. Other Net Recovery Allocated to Interest                   $168.80
                                                     k. Total Interest Recovery Amount                             $168.60
                                                     l. Net Principal loss (Realized Losses)                     $8,835.98
                4.  Investment Earnings on Reserve Account (as of month end)                                     $1,397.28
                5.  Payment for Optional Prepayment at Call Date                                                     $0.00
                6.  Total Credits (sum 1 through 6)                                                         $23,301,937.04
B.  Total Available Collections                                                                             $23,301,937.04
                1. Available Interest Collections                                                            $3,342,134.53
                2. Available Principal Collections                                                          $19,959,802.51

II. Receivable Pool Balance
A. Cut-off Date Principal Pool Balance                                                                     $591,327,204.30
B. Principal Pool Balance as of the Beginning of the Collection Period                                     $570,930,628.65
C. Principal Pool Balance as of the End of the Collection Period                                           $550,961,990.16


III. Note Principal Balances For the Collection Period
A.  Class A Notes
                1.  Beginning Class A-1 Balance                                                            $126,603,424.65
                2.  Ending Class A-1 Balance                                                               $106,634,786.16
                3.  Beginning Class A-2 Balance                                                            $137,000,000.00
                4.  Ending Class A-2 Balance                                                               $137,000,000.00
                5.  Beginning Class A-3 Balance                                                            $169,000,000.00
                6.  Ending Class A-3 Balance                                                               $169,000,000.00
                7.  Beginning Class A-4 Balance                                                            $107,300,000.00
                8.  Ending Class A-4 Balance                                                               $107,300,000.00
B .  Class B Notes
                1.  Beginning Class B Balance                                                               $16,250,000.00
                2.  Ending Class B Balance                                                                  $16,250,000.00
C.   Class C Notes
                1.  Beginning Class C Balance                                                               $14,777,204.00
                2.  Ending Class C Balance                                                                  $14,777,204.00

IV. Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit (at Settlement)                                                           $2,956,636.02
B. Beginning of Period Reserve Account Balance                                                               $5,185,939.90
C. End of Period Reserve Account Balance                                                                     $7,233,533.11

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


V. Summary of Cash Disbursements
A. Available Collections                                                                                    $23,301,937.04
B. Withdrawals from Reserve Account                                                                                  $0.00
C. Total Available Collections                                                                              $23,301,937.04
D. Payment of Servicing Fee                                                                                    $475,775.52
E. Interest paid to Class A-1 Notes                                                                            $125,680.27
F. Interest paid to Class A-2 Notes                                                                            $148,416.67
G. Interest paid to Class A-3 Notes                                                                            $246,458.33
H. Interest paid to Class A-4 Notes                                                                            $210,129.17
I. Interest paid to Class B Notes                                                                               $31,958.33
J. Interest paid to Class C Notes                                                                               $47,287.05
K. Principal paid to Class A-1 Notes                                                                        $19,968,638.49
L. Principal paid to Class A-2 Notes                                                                                 $0.00
M. Principal paid to Class A-3 Notes                                                                                 $0.00
N. Principal paid to Class A-4 Notes                                                                                 $0.00
P. Principal paid to Class B Notes                                                                                   $0.00
Q. Principal paid to Class C Notes                                                                                   $0.00
R. Remaining Available Collections                                                                           $2,047,593.21
S. Deposit from Remaining Available Collections to fund Reserve Account                                      $2,047,593.21
T. Remaining Available Collections Released to Certificateholder                                                     $0.00

VI.  Scheduled Monthly Interest Distribution
A. Available Collections                                                                                    $23,301,937.04

B. Total Servicing Fee paid                                                                                    $475,775.52

C. Class A Interest Distribution Amount
                1.1. Class A-1 Coupon Rate                                                                           1.19%
                1.2. Class A-1 Monthly Interest Distributable Amount                                           $125,680.27
                1.3. Class A-1 Interest Carryover Shortfall                                                          $0.00
                1.4. Class A-1 Interest on Interest Carryover Shortfall                                              $0.00
                1.5. Class A-1 Interest Distributable Amount                                                   $125,680.27
                1.6. Payment of Class A-1 Interest Distributable Amount from Interest Collections              $125,680.27
                1.7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                         $0.00
                1.8  This period Class A-1 Interest Carryover Shortfall                                              $0.00
                1.9  Change in Interest Carryover Shortfall from previous Payment Date                               $0.00

                2.1. Class A-2 Coupon Rate                                                                           1.30%
                2.2. Class A-2 Monthly Interest Distributable Amount                                           $148,416.67
                2.3. Class A-2 Interest Carryover Shortfall                                                          $0.00
                2.4. Class A-2 Interest on Interest Carryover Shortfall                                              $0.00
                2.5. Class A-2 Interest Distributable Amount                                                   $148,416.67
                2.6. Payment of Class A-2 Interest Distributable Amount from Interest Collections              $148,416.67
                2.7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                         $0.00
                2.8. This period Class A-2 Interest Carryover Shortfall                                              $0.00
                2.9  Change in Interest Carryover Shortfall from previous Payment Date                               $0.00

                3.1. Class A-3 Coupon Rate                                                                           1.75%
                3.2. Class A-3 Monthly Interest Distributable Amount                                           $246,458.33
                3.3. Class A-3 Interest Carryover Shortfall                                                          $0.00
                3.4. Class A-3 Interest on Interest Carryover Shortfall                                              $0.00
                3.5. Class A-3 Interest Distributable Amount                                                   $246,458.33
                3.6. Payment of Class A-3 Interest Distributable Amount from Interest Collections              $246,458.33
                3.7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                         $0.00
                3.8. This period Class A-3 Interest Carryover Shortfall                                              $0.00
                3.9  Change in Interest Carryover Shortfall from previous Payment Date                               $0.00

                4.1. Class A-4 Coupon Rate                                                                           2.35%
                4.2. Class A-4 Monthly Interest Distributable Amount                                           $210,129.17
                4.3. Class A-4 Interest Carryover Shortfall                                                          $0.00
                4.4. Class A-4 Interest on Interest Carryover Shortfall                                              $0.00
                4.5. Class A-4 Interest Distributable Amount                                                   $210,129.17
                4.6. Payment of Class A-4 Interest Distributable Amount from Interest Collections              $210,129.17
                4.7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                         $0.00
                4.8. This period Class A-4 Interest Carryover Shortfall                                              $0.00
                4.9  Change in Interest Carryover Shortfall from previous Payment Date                               $0.00

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS

D. Total Interest paid to Class A Notes                                                                        $730,684.44

E. First Priority Principal Distribution Amount                                                                      $0.00

F. Class B Interest Distribution Amount
                1. Class B Coupon Rate                                                                               2.36%
                2. Class B Monthly Interest Distributable Amount                                                $31,958.33
                3. Class B Interest Carryover Shortfall                                                              $0.00
                4. Class B Interest on Interest Carryover Shortfall                                                  $0.00
                5. Class B Interest Distributable Amount                                                        $31,958.33
                6. Payment of Class B Interest Distributable Amount from Interest Collections                   $31,958.33
                7. Payment of Class B Interest Distributable Amount from Reserve Account                             $0.00
                8. This period Class B Interest Carryover Shortfall                                                  $0.00
                9. Change in Interest Carryover Shortfall from Previous Period                                       $0.00

G. Total Interest paid to Class B Notes                                                                         $31,958.33

H. Second Priority Principal Distribution Amount                                                             $5,191,434.49

I. Class C Interest Distribution Amount
                1. Class C Coupon Rate                                                                               3.84%
                2. Class C Monthly Interest Distributable Amount                                                $47,287.05
                3. Class C Interest Carryover Shortfall                                                              $0.00
                4. Class C Interest on Interest Carryover Shortfall                                                  $0.00
                5. Class C Interest Distributable Amount                                                        $47,287.05
                6. Payment of Class C Interest Distributable Amount from Interest Collections                   $47,287.05
                7. Payment of Class C Interest Distributable Amount from Reserve Account                             $0.00
                8. This period Class C Interest Carryover Shortfall                                                  $0.00
                9. Change in Interest Carryover Shortfall from Previous Period                                       $0.00

J. Total Interest paid to Class C Notes                                                                         $47,287.05

VII.  Scheduled Monthly Principal Distributions
A. Principal to be Distributed
                1. Aggregate Outstanding Note Balance                                                      $570,930,628.65
                2. Aggregate Outstanding Pool Ending Balance                                               $550,961,990.16
                3. Principal Distributable Amount                                                           $19,968,638.49
                4. Regular Note Principal Distribution Amount                                               $14,777,204.00

B. Total Available Collections
                1. Remaining Available Collections                                                          $16,824,797.21
                2. First and Second Priority Principal Distribution Amount                                   $5,191,434.49
                3. Total (1 + 2)                                                                            $22,016,231.70

C. Principal Distribution Amount Triggers
                1.  Average Three-Month Net Loss Ratio                                                               0.01%
                2.  Net Loss Ratio Trigger                                                                           4.50%
                3.  Principal Distribution Amount Trigger Status                                                      Pass

D. Note Principal Distribution Amounts
                1.  Class A-1 Principal Distribution Amount                                                 $19,968,638.49
                2.  Class A Principal Distribution Amount                                                   $19,968,638.49
                3.  Class B Principal Distribution Amount                                                            $0.00
                4.  Class C Principal Distribution Amount                                                            $0.00

E. Class A Principal Distribution Amount
                1.1. Beginning Class A-1 Principal Balance                                                 $126,603,424.65
                1.2. Class A-1 Monthly Principal                                                            $19,968,638.49
                1.3. Total Class A-1 Principal Distribution Amount                                          $19,968,638.49
                1.4. Payment of Class A-1 Principal Distribution Amount from Available Collections          $19,968,638.49
                1.5. Payment of Class A-1 Principal Distribution Amount from Reserve Account                         $0.00
                1.6. Ending Class A-1 Principal Balance                                                    $106,634,786.16

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS



                2.1. Beginning Class A-2 Principal Balance                                                 $137,000,000.00
                2.2. Class A-2 Monthly Principal                                                                     $0.00
                2.3. Total Class A-2 Principal Distribution Amount                                                   $0.00
                2.4. Payment of Class A-2 Principal Distribution Amount from Available Collections                   $0.00
                2.5. Payment of Class A-2 Principal Distribution Amount from Reserve Account                         $0.00
                2.6. Ending Class A-2 Principal Balance                                                    $137,000,000.00

                3.1. Beginning Class A-3 Principal Balance                                                 $169,000,000.00
                3.2. Class A-3 Monthly Principal                                                                     $0.00
                3.3. Total Class A-3 Principal Distribution Amount                                                   $0.00
                3.4. Payment of Class A-3 Principal Distribution Amount from Available Collections                   $0.00
                3.5. Payment of Class A-3 Principal Distribution Amount from Reserve Account                         $0.00
                3.6. Ending Class A-3 Principal Balance                                                    $169,000,000.00

                4.1. Beginning Class A-4 Principal Balance                                                 $107,300,000.00
                4.2. Class A-4 Monthly Principal                                                                     $0.00
                4.3. Total Class A-4 Principal Distribution Amount                                                   $0.00
                4.4. Payment of Class A-4 Principal Distribution Amount from Available Collections                   $0.00
                4.5. Payment of Class A-4 Principal Distribution Amount from Reserve Account                         $0.00
                4.6. Ending Class A-4 Principal Balance                                                    $107,300,000.00

F. Total Principal paid to Class A Notes                                                                    $19,968,638.49

G. Class B Principal Distribution Amount
                1. Beginning Class B Principal Balance                                                      $16,250,000.00
                2. Class B Monthly Principal                                                                         $0.00
                3. Total Class B Principal Distribution Amount                                                       $0.00
                4. Payment of Class B Principal Distribution Amount from Available Collections                       $0.00
                5. Payment of Class B Principal Distribution Amount from Reserve Account                             $0.00
                6. Ending Class B Principal Balance                                                         $16,250,000.00

H. Total Principal paid to Class B Notes                                                                             $0.00

I. Class C Principal Distribution Amount
                1. Beginning Class C Principal Balance                                                      $14,777,204.00
                2. Class C Monthly Principal                                                                         $0.00
                3. Total Class C Principal Distribution Amount                                                       $0.00
                4. Payment of Class C Principal Distribution Amount from Available Collections                       $0.00
                5. Payment of Class C Principal Distribution Amount from Reserve Account                             $0.00
                6. Ending Class C Principal Balance                                                         $14,777,204.00

J. Total Principal paid to Class C Notes                                                                             $0.00

VIII.  Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount (2.00% of Current Pool Balance;
      floor = lesser of 1.00% of Initial Pool Balance and Ending Note Balance)                              $11,019,239.80

B. Reserve Account Activity
                1. Beginning Reserve Account Balance                                                         $5,185,939.90
                2. Reserve Account Withdrawal Amount                                                                 $0.00
                   a. Withdrawal from Reserve Account to pay Servicing Fee                                           $0.00
                   b. Withdrawal from Reserve Account to pay Class A Interest                                        $0.00
                   c. Withdrawal from Reserve Account to pay Class B Interest                                        $0.00
                   d. Withdrawal from Reserve Account to pay Class C Interest                                        $0.00
                   e. Withdrawal from Reserve Account to pay Class A Principal                                       $0.00
                   f. Withdrawal from Reserve Account to pay Class B Principal                                       $0.00
                   g. Withdrawal from Reserve Account to pay Class C Principal                                       $0.00
                3. Deposit from Remaining Available Collections to fund Reserve Account                      $2,047,593.21
                4. Excess Reserve Released to Collection Account for Distribution to Certificateholder               $0.00
                5. Ending Reserve Account Balance                                                            $7,233,533.11

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS


IX. Delinquency and Default Information
A.  Automobiles Delinquency Information
                Delinquency                                                                                      Principal
                0 - 29 days (Current)                                                                      $546,047,992.32
                30 - 59 days                                                                                 $3,618,760.31
                60 - 89 days                                                                                   $961,801.85
                90+ days                                                                                             $0.00
                Total Delinquencies                                                                          $4,580,562.16

                Delinquency                                                                                          Units
                0 - 29 days (Current)                                                                               37,241
                30 - 59 days                                                                                           327
                60 - 89 days                                                                                            73
                90+ days                                                                                                 0
                Total Delinquencies                                                                                    400

                Delinquency (as a percent of ending pool balance)                                                Principal
                0 - 29 days (Current)                                                                               99.11%
                30 - 59 days                                                                                         0.66%
                60 - 89 days                                                                                         0.17%
                90+ days                                                                                             0.00%
                Total Delinquencies                                                                                  0.83%

                Delinquency (as a percent of end of period units)                                                    Units
                0 - 29 days (Current)                                                                               97.90%
                30 - 59 days                                                                                         0.86%
                60 - 89 days                                                                                         0.19%
                90+ days                                                                                             0.00%
                Total Delinquencies                                                                                  1.05%

B. Automobiles Default Information
                1. Aggregate Principal Balance for Defaulted Receivables                                        $39,591.29
                2. Balance of Current Repossessed Loans                                                        $285,479.08
                3. Number of Current Repossessed Loans                                                                  16
                4. Number of Defaulted Loans in Current Month                                                            3
                5. Cumulative Number of Defaulted Loans                                                                 22
                6. Current Default Percentage (Annualized)                                                           0.06%

X. Portfolio Average Net Loss Ratio
                1.  Principal Recoveries of Defaulted Receivable                                                $20,260.27
                2.  Principal Balance of Defaulted Receivable                                                   $29,096.25
                3.  Pool Balance at the end of 2nd Preceding Collection Period                             $591,327,204.30
                4.  Net Loss Ratio ((2-1)/3)                                                                         0.02%
                5.  Cumulative Net Principal Loss                                                               $13,503.77
                6.  Cumulative Net Loss Ratio                                                                        0.00%

A.  Net Loss Ratio for 2 Collection Periods Prior                                                                      N/A
B.  Net Loss Ratio for Prior Collection Period                                                                       0.01%
C.  Net Loss Ratio for Current Collection Period                                                                     0.02%
D.  Average Net Loss Ratio ((sum A through C)/3)                                                                     0.01%

XI.  Portfolio Information
A.  Weighted Average APR                                                                                            7.170%
B.  Weighted Average Remaining Term                                                                                     53
C.  Weighted Average Original Term                                                                                      64
D.  Approximate Monthly Prepayment Speed (% ABS)                                                                     1.61%
E.  Approximate Cumulative Prepayment Speed (% ABS)                                                                  1.62%

                      REGIONS AUTO RECEIVABLES TRUST 2003-1
                      $147,000,000 1.19125% Class A-1 Notes
                       $137,000,000 1.30% Class A-2 Notes
                       $169,000,000 1.75% Class A-3 Notes
                       $107,300,000 2.35% Class A-4 Notes
                         $16,250,000 2.36% Class B Notes
                         $14,777,204 3.84% Class C Notes
                    PAYMENT DATE STATEMENT TO SECURITYHOLDERS



1) Class A-1
                Principal                                                                                   $19,968,638.49
                Principal Factor                                                                                 0.1577259
                Interest                                                                                       $125,680.27
                Interest Factor                                                                                  0.0009927
                Total payment per each individual Class A-1 Note                                                   $136.70
                Note Pool Factor                                                                                 0.7254067

2) Class A-2
                Principal                                                                                            $0.00
                Principal Factor                                                                                 0.0000000
                Interest                                                                                       $148,416.67
                Interest Factor                                                                                  0.0010833
                Total payment per each individual Class A-2 Note                                                     $1.08
                Note Pool Factor                                                                                 1.0000000

3) Class A-3
                Principal                                                                                            $0.00
                Principal Factor                                                                                 0.0000000
                Interest                                                                                       $246,458.33
                Interest Factor                                                                                  0.0014583
                Total payment per each individual Class A-3 Note                                                     $1.46
                Note Pool Factor                                                                                 1.0000000

4) Class A-4
                Principal                                                                                            $0.00
                Principal Factor                                                                                 0.0000000
                Interest                                                                                       $210,129.17
                Interest Factor                                                                                  0.0019583
                Total payment per each individual Class A-4 Note                                                     $1.96
                Note Pool Factor                                                                                 1.0000000

4) Class B
                Principal                                                                                            $0.00
                Principal Factor                                                                                 0.0000000
                Interest                                                                                        $31,958.33
                Interest Factor                                                                                  0.0019667
                Total payment per each individual Class B Note                                                       $1.97
                Note Pool Factor                                                                                 1.0000000

5) Class C
                Principal                                                                                            $0.00
                Principal Factor                                                                                 0.0000000
                Interest                                                                                        $47,287.05
                Interest Factor                                                                                  0.0032000
                Total payment per each individual Class C Note                                                       $3.20
                Note Pool Factor                                                                                 1.0000000

13) Fees and Compensation paid to Servicer
                (a)  Total                                                                                     $475,775.52
                (b)  Per individual Class A, Class B and Class C Note                                              $475.78

14) The amount deposited into the Reserve Account                                                            $2,047,593.21

15) (a) Available Reserve Account Amount                                                                     $7,233,533.11
    (b) Percent of Pool Balance                                                                                      1.31%

16) Required Reserve Account Amount                                                                         $11,019,239.80

17) Payment to Certificateholders                                                                                    $0.00